MET INVESTORS SERIES TRUST

SUPPLEMENT DATED SEPTEMBER 2, 2016

TO THE

PROSPECTUS DATED MAY 1, 2016

JPMORGAN GLOBAL ACTIVE ALLOCATION PORTFOLIO

Effective immediately, Anne Lester and Nicole Goldberger no longer serve as Portfolio Managers of the JPMorgan Global Active Allocation Portfolio (the “Portfolio”), a series of Met Investors Series Trust. Effective immediately, Matthew Cummings serves as a Portfolio Manager of the Portfolio. The following changes are made to the prospectus of the Portfolio.

In the Portfolio Summary, the subsection entitled “Portfolio Managers” of the section entitled “Management” is deleted in its entirety and replaced with the following:

Portfolio Managers

The Portfolio is managed by JPMorgan’s Multi-Asset Solutions (“MAS”). The MAS team includes Michael Feser, CFA, Managing Director; Jeffrey A. Geller, CFA, Managing Director; Grace Koo, Ph.D., Executive Director; Jonathan Cummings, CFA, Vice President; and Matthew Cummings, CFA, Associate. Each of Mr. Feser, Mr. Geller, Ms. Koo, and Mr. Jonathan Cummings has managed the Portfolio since its inception in 2012. Mr. Matthew Cummings has managed the Portfolio since 2016.

In the section entitled “Additional Information About Management,” the fifth through eleventh paragraphs in the subsection entitled “The Subadviser” are deleted in their entirety and replaced with the following:

The Portfolio is managed by JPMIM’s Multi-Asset Solutions. The members of the MAS team responsible for management and oversight of the Portfolio are Michael Feser, CFA, Managing Director; Jeffrey A. Geller, CFA, Managing Director; Grace Koo, Ph.D., Executive Director; Jonathan Cummings, CFA, Vice President; and Matthew Cummings, CFA, Associate. In their capacities as members of the portfolio management team, Mr. Feser, Mr. Geller, Ms. Koo, Mr. Jonathan Cummings and Mr. Matthew Cummings and the team of analysts manage the portfolio construction, investment strategy selection and tactical asset allocation processes for the Portfolio.

Mr. Feser, CFA, Managing Director, has been an employee of JPMIM since 1994. He has portfolio management duties for MAS. Mr. Feser is based in New York.

Mr. Geller, CFA, Managing Director, is CIO for the Americas of MAS and has been an employee of JPMIM since 2006.

Ms. Koo, Ph.D., Executive Director, has been an employee of JPMIM since 2007 and a member of MAS since 2011.

Mr. Jonathan Cummings, CFA, Vice President, has been an employee of JPMIM since 2005 and a member of MAS since 2007.

Mr. Matthew Cummings, CFA, Associate, has been an employee of JPMIM since 2008 and a member of MAS since 2013.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE PROSPECTUS FOR FUTURE REFERENCE